Supplement dated February 10, 2009
to the
Brazos Mutual Funds
Statement of Additional Information
dated March 28, 2008

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated March 28, 2008.

The disclosure in the section entitled “Trustees and Officers” is amended as set forth in the excerpt of the table showing the Officers of the Trust to reflect the appointment of Mr. Robin C. Thorn as President and Mr. Gerard P. Melia as Chief Financial Officer and Treasurer.  Mr. Ben Bell is no longer serving as President, CFO and Treasurer of the Brazos Mutual Funds.  The table is amended below:

 (Table excerpted.)

Name and Year of Birth	Position(s) Held With Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee

OFFICERS

Robin C. Thorn Born 1971	President	Since February 2009	Managing Director, Head of Developed Market Equities since 2008 at AIG Investments and Global Head of Equity Research and Head of European Equities at AIG Investments since 2000.	N/A	N/A
Gerard P. Melia Born 1966	Chief Financial Officer and Treasurer	Since February 2009	Managing Director and Controller of AIG Investments (2008-present); Chief Financial Officer of Loring Ward International Ltd. (2006-2008); Director of Finance at Credit Suisse (2000-2006).	N/A	N/A
James F. McCain Born 1951	Chief Compliance Officer, Secretary and AML Officer	Since 2007
Chief Compliance Officer, Brazos Capital Management since June 2007. Prior to joining Brazos Capital Management, Mr. McCain served as Chief Compliance Officer for G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds (2004-2007) and Compliance Director for Voyager Asset Management (2001-2004).

				N/A	N/A

Please retain this supplement with your Statement of Additional Information